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                                                                    EXHIBIT 10.5

                       HYDRIL COMPANY 2000 INCENTIVE PLAN

                                    AMENDMENT

                             EFFECTIVE MAY 20, 2003

The Hydril Company 2000 Incentive Plan be and hereby is amended, effective May 20, 2003, by deleting "such that the aggregate Option Value is $25,000" in
Section 9(b) and inserting in lieu thereof "for the purchase of 3,000 shares of Common Stock"